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                            UNITED STATES
                  SECURITIES & EXCHANGE COMMISSION
                       Washington, DC.  20549


                              FORM 8-K


                            CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities
        Exchange Act of 1934


     Date of Report (Date of earliest event reported)
                           October 8, 1996


                   GREAT SOUTHERN BANCORP, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


            Delaware         0-18082            43-1524856
     -------------------------------------------------------
     (State or other   (Commission File No.)  (IRS Employer)
      jurisdiction of
      incorporation)


      1451 E. Battlefield,  Springfield, Missouri  65804
      ----------------------------------------------------
       (Address of principal executive offices)  (Zip Code)


     Registrant's telephone number, including area code
                          (417) 887-4400


                            N/A
     -----------------------------------------------------
     (Former name or former address, if changed since last report)






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Item 5.  Other Events

     On October 8, 1996, the Registrant issued the attached press release announcing three items. The first item was a $1.5 million after tax, non-recurring expense for the September 1996 quarter resulting from the one-time assessment of SAIF-insured institutions to recapitalize the SAIF fund. The second item was the write-off for the September 1996 quarter of $1.1 million after tax of goodwill related to a 1982 acquisition of a failed thrift. The final items was the status of a stock buy-back program and the initiation of another stock buy-back program for up to 400,000 shares of the Registrant's common stock.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

              20.1  Press release dated October 8, 1996.







                              SIGNATURES

     Pursuant  to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               GREAT SOUTHERN BANCORP, INC.
  Date: October 8, 1996        /s/ Don M. Gibson
       -----------------       ----------------------------
                               Don M. Gibson
                               Executive Vice President










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Exhibit 20.1




For more information contact           For immediate release
Teresa Chasteen @ (417)895-4529        October 8, 1996


                   GREAT SOUTHERN BANCORP, INC.
                      FIRST QUARTER EARNINGS
                   TO BE IMPACTED BY LEGISLATION
                      AND GOODWILL WRITE-OFF

Great Southern Bancorp, Inc. (NASDAQ:GSBC) announced today that first quarter (September) fiscal 1997 earnings will be substantially impacted by two non-recurring expense items totaling approximately $2.6 million after tax.

The first item is a result of recent legislation which included BIF/SAIF provisions requiring a one-time assessment of SAIF-insured financial institutions to recapitalize the SAIF fund.

The assessment is $1.5 million after tax, or 65.7 basis points of the institution's March 31, 1995 deposit assessment base of approximately $380 million.

As a result of this one-time charge, the bank expects to see a 70% reduction in its future SAIF insurance premiums.

In addition, the company wrote-off $1.1 million, after tax, of excess cost over fair value of net assets acquired
(goodwill) related to a 1982 acquisition of a failed thrift.

Finally, the Board of Directors announced the initiation of a new buy-back program. The new plan allows for the repurchase of up to 400,000 shares of the corporation's outstanding common stock.

At the time of this release, the company was nearing completion of the current buy-back with only 42,686 shares remaining. Cumulative shares repurchased in all buy-back plans to date equal 2,169,272; total shares outstanding are 4,313,792.

The principal subsidiary of Great Southern Bancorp, Inc.,
Great Southern Bank, is a $655 million Federal Savings Bank headquartered in Springfield, Missouri which operates extensive branch and ATM networks throughout southwest and central Missouri.
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